SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

ViaSat, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996

(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

6155 El Camino Real
Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	The registrant’s Board of Directors elected Harvey P. White as a director effective May 10, 2005. The registrant is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description of Exhibit
99.1	Press release issued by ViaSat, Inc. on May 12, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005	VIASAT, INC.
	By:	/s/ GREGORY D. MONAHAN
		Name:	Gregory D. Monahan
		Title:	Vice President - Administration and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press release issued by ViaSat, Inc. on May 12, 2005.